Exhibit 99.1

                               SEPARATION PROPOSAL


        THIS SEPARATION PROPOSAL (the "Proposal") is made and entered into as of the 2nd day of June, 2006, by and between Community Capital Bancshares, Inc. and its subsidiary bank, Albany Bank & Trust, N.A. (collectively, "CCB"), and Atlantic Bank Holdings, Inc. and its proposed federal savings bank, Atlantic Bank & Trust (in organization) (collectively, "Atlantic").

        WHEREAS, CCB had worked with the organizers of Atlantic to form a DE NOVO federal savings bank which was to have been wholly owned by CCB; and

        WHEREAS, CCB formed a loan production office in Charleston (the "Charleston LPO") which was operated by certain organizers of Atlantic and purchased and began renovating the building located at 152 East Bay Street, as well as purchasing the furniture, fixtures and equipment for the building; and

        WHEREAS, CCB entered into employment contracts with the Atlantic management team, Hal E. Cobb, Dean Lang, Mark Barone and Chris Landers; and

        WHEREAS, Atlantic now desires to terminate its relationship with CCB and file its own independent applications for a charter and insurance of accounts with the Office of Thrift Supervision and the FDIC, respectively; and

        WHEREAS, the parties wish to amicably terminate their mutual involvement in the formation of the DE NOVO federal savings bank and to release the other party from any contingent liabilities resulting from their mutual involvement;

        NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties agree as follows:

        1. CCB will maintain the Charleston LPO until November 30th, 2006. Starting June 1st, 2006, Atlantic will pay CCB $44,000 per month in management, rent and IT fees (not including operating profit/loss) to allow Charleston LPO to maintain in operation until November 30th, 2006. All organizational expenses from this point forward will be paid from Atlantic's own DDA and will not be funded by the Charleston LPO. In addition, should the Charleston LPO operations at November 30th, 2006 have a cumulative net loss since inception, Atlantic will reimburse CCB for the cumulative net loss. In addition, Hal E. Cobb, Dean Lang, Chris Landers, Mark Barone, and Guy Brewer will personally provide unlimited guarantees for any such loss incurred by the Charleston LPO and will obtain a line of credit or a letter of credit for $500,000 which will be pledged to CCB with this agreement to fund any losses. The end date of the LPO can be negotiated if Atlantic has not received its charter by November 30th, 2006.

        2. Atlantic will have the right to purchase from CCB the building located at 152 East Bay Street, Charleston, South Carolina for an amount equal to the greater of (a) market value of the property as determined by an independent appraisal completed within 30 days of the


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purchase date or (b) the amount CCB paid for the building plus the cost of all repairs, renovations and improvements to the building (all of which will be paid for by CCB) plus $200,000. In addition, Atlantic will purchase the furniture, fixtures and equipment located in the building for an amount equal to the book value of said furniture, fixtures, and equipment as reflected on the balance sheet of Albany Bank & Trust. The building and FF&E will be purchased when Atlantic breaks escrow of capital raised to fund its operations. Should Atlantic and CCB terminate the Charleston LPO before escrow breaks, CCB will agree to lease these assets on a month to month basis to Atlantic for a price to be negotiated and set forth in a separate lease.

        3. CCB agrees to transfer to Atlantic the operational contracts and leases entered into in connection with the Charleston LPO and in contemplation of the opening of Atlantic, including the contract with Banxsource, Inc. regarding the organization of Atlantic.

        4. CCB agrees to immediately terminate the employment agreements of Hal
E. Cobb, Dean Lang, Mark Barone and Chris Landers and to waive any and all obligations under the employment agreements, including, but not limited to, the anti-competitive provisions.

        5. [Deleted]

        6. Atlantic agrees to service all loans booked in the Charleston LPO as of this date at no cost to CCB. CCB agrees to allow Atlantic proper access to its Jack Henry operating system in order to accomplish the servicing of the loans. Atlantic will not buy back any loans that were made through the Charleston LPO, unless agreed upon by both parties

        7. The parties agree that, when such participations meet the needs of both parties, Atlantic will offer to CCB the opportunity to participate in loans made by Atlantic which may exceed Atlantic's lending limits.

        8. CCB agrees to transfer at no cost to Atlantic the right to use the name "Atlantic Bank & Trust," the domain name "atlanticbankandtrust.com" and other related intellectual property. Atlantic agrees to not use the acronym "AB&T" in the state of Georgia, Alabama, or Florida without CCB's consent.

        9. Atlantic wishes to purchase from CCB on November 30th, 2006 the unamortized portion of the forgivable notes in the amount of $100,000 and $60,000 previously issued to Greg Brewer and Scott Sylvester, respectively, as a "signing bonus" when they were employed by CCB.

        10. The Charleston LPO operations will report directly to the President of Albany Bank & Trust, who will approve all expenses associated from the LPO. Should the President deem expenses non-operational, Atlantic will reimburse/pay the cost from their own funds. If Atlantic disagrees with the characterization of certain expenses as non-operational, the parties will submit the expenses in question to CCB's independent public accounting firm for the proper categorization of the expenses under GAAP. The costs associated with the resolution of the dispute regarding the nature of the expenses will be borne equally by both parties.



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        11. This agreement shall be executed by the parties and will be effective upon CCB's receipt of approval from the Office of the Comptroller of the Currency for this agreement.

        12. Atlantic agrees that they will assist CCB in finding participation partners on all new loans generated under the Charleston LPO, allowing CCB to be the lead bank, but maintain a minimum of the outstanding debt as directed by CCB's loan committee.

        13. This Proposal shall not be assignable by either of the parties hereto, shall be construed in accordance with the laws of the State of Georgia, and cannot be changed orally but only by an instrument in writing, signed by the party against whom enforcement of any waiver, change, modification, extension, or termination is sought.

        14. This Proposal may be executed in two counterparts, each of which when so executed and delivered shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

        15. Should any part of this Proposal for any reason be declared by any court of competent jurisdiction to be invalid, such decision shall not affect the validity of any remaining portion. Any remaining portion shall continue in full force as if this Proposal had been executed with the invalid portion thereof eliminated, it being the intention of the parties that they would have executed the remaining portion of this Proposal without including any such part, parts, or portions which may for any reason be hereafter declared invalid.

        16. This Proposal constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior agreements or understandings shall be deemed merged herein. No representations, warranties, and certifications, express or implied, shall exist as between the parties except as stated herein.




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         IN WITNESS WHEREOF, CCB and Atlantic have caused their corporate names to be signed by their duty authorized corporate officers, all being done in duplicate originals, as of the date and year first written above.

                                      COMMUNITY CAPITAL BANCSHARES, INC.


                                      By: /S/ CHARLES M. JONES, III
                                          --------------------------------------

                                      Name: CHARLES M. JONES, III
                                           -------------------------------------

                                      Title: CHIEF EXECUTIVE OFFICER
                                             -----------------------------------


                                      ALBANY BANK & TRUST, N.A.


                                      By: /S/ CHARLES M. JONES, III
                                         ---------------------------------------

                                      Name:  CHARLES M. JONES, III
                                           -------------------------------------

                                      Title:  CHAIRMAN
                                            ------------------------------------


                                      ATLANTIC BANK HOLDINGS, INC.


                                      By:  /S/ HAL E. COBB
                                         ---------------------------------------

                                      Name:  HAL E. COBB
                                           -------------------------------------

                                      Title: CEO/PRESIDENT
                                            ------------------------------------


                                      ATLANTIC BANK & TRUST (in organization)


                                      By:  /S/ HAL E. COBB
                                         ---------------------------------------

                                      Name:  HAL E. COBB
                                           -------------------------------------

                                      Title:  CEO/PRESIDENT
                                            ------------------------------------





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